© PPL Corporation 2014
PPL Corporation
1st Quarter Earnings
May 1, 2014
Exhibit 99.2

© PPL Corporation 2014

Cautionary Statements and Factors
That May Affect Future Results
Any statements made in this presentation about future operating results or other future events are forward-looking statements under the Safe Harbor Provisions of the Private Securities
Litigation Reform Act of 1995. Actual results may differ materially from such forward-looking statements. A discussion of factors that could cause actual results or events to vary is contained in the Appendix to this presentation and in the Company’s SEC
filings.

© PPL Corporation 2014

First Quarter Earnings Results, Operational
Overview and 2014 Earnings Forecast
Segment Results and Financial Overview
Q&A
W. H. Spence
P. A. Farr
Agenda

© PPL Corporation 2014

Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.
Earnings Results

© PPL Corporation 2014

Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.
Increasing 2014 Ongoing Earnings Forecast
Segment	2013A (Ongoing)	Previous 2014E	Revised 2014E
U.K. Regulated	$1.32	$1.32	$1.34
Kentucky Regulated	0.48	0.43	0.45
PA Regulated	0.31	0.38	0.39
Supply	0.39	0.07	0.11
Corporate and Other	(0.05)	(0.05)	(0.06)
Total	$2.45	$2.15	$2.23
$2.45
$2.25
$2.30
$2.15
$2.05

© PPL Corporation 2014

• All four WPD companies Fast-Tracked
• Susquehanna-Roseland Update
 – Energized new 230kV section of line through Delaware Water Gap
 – Construction ~75% complete overall
Regulated Operational Overview

© PPL Corporation 2014

Note: Total includes Residential, Commercial and Industrial customer classes as well as “Other”, which is not depicted on the charts above.
Regulated Volume Variances

© PPL Corporation 2014

• Strong Q1 Eastern portfolio performance
 – CCGT capacity factors at ~70% (reflect planned combined cycle outages)
 – Eastern coal capacity factor over 85%
• Update on Susquehanna operations
• Update on Montana hydro sale
Supply Operational Overview

© PPL Corporation 2014

Q1 2014
Q1 2013
Change
U.K. Regulated
 $0.41
 $0.37
 $0.04
Kentucky Regulated
 0.16
 0.14
 0.02
Pennsylvania Regulated
 0.13
 0.10
 0.03
Supply
 0.11
 0.11
  -
Corporate and Other
 (0.01)
 (0.01)
 -
 Total
 $0.80
 $0.71
 $0.09
Ongoing Earnings Overview
Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.

© PPL Corporation 2014

	1st Quarter
2013 EPS - Ongoing Earnings		$0.37
Utility revenue	0.05
O&M	0.01
Depreciation	(0.01)
Income taxes and other	(0.01)
Total		0.04
2014 EPS - Ongoing Earnings		$0.41
U.K. Regulated Segment
Earnings Drivers
Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.

© PPL Corporation 2014

	1st Quarter
2013 EPS - Ongoing Earnings		$0.14
Gross margins	0.05
O&M	(0.01)
Income taxes and other	(0.02)
Total		0.02
2014 EPS - Ongoing Earnings		$0.16
Kentucky Regulated Segment
Earnings Drivers
Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.

© PPL Corporation 2014

	1st Quarter
2013 EPS - Ongoing Earnings		$0.10
Gross delivery margins	0.04
Income taxes and other	(0.01)
Total		0.03
2014 EPS - Ongoing Earnings		$0.13
Pennsylvania Regulated Segment
Earnings Drivers
Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.

© PPL Corporation 2014

	1st Quarter
2013 EPS - Ongoing Earnings		$0.11
East energy margins	0.02
West energy margins	(0.01)
Financing	0.01
Income taxes and other	(0.02)
Total		-
2014 EPS - Ongoing Earnings		$0.11
Supply Segment Earnings Drivers
Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.

© PPL Corporation 2014

Appendix

© PPL Corporation 2014

A predominantly rate-regulated business mix provides strong support for current dividend and a platform for future growth
(1) Based on mid-point of forecast. Annualized dividend based on 2/6/2014 announced increase. Actual dividends to be determined by Board of Directors.
(2) From only regulated segments.
(3) See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.
$/Share
Annualized
(2)
(1)
Dividend Profile
(3)

© PPL Corporation 2014

($ in billions)
(1) Figures based on assumed exchange rate of $1.58 / £.
(2) Expect between 80% and 90% to receive timely returns via ECR mechanism based on historical experience and future projections.
(1)
(2)
$4.11
$3.82
$3.84
$3.74
Projected Capital Expenditures
Significant and stable investment opportunities in regulated utilities
$3.64

© PPL Corporation 2014

($ in billions)
(1) Represents capitalization for LKE, as LG&E and KU rate constructs are based on capitalization. Represents Regulatory Asset Value (RAV) for WPD.
(2) Figures based on assumed exchange rate of $1.58 / GBP and the RIIO-ED1 business plan as filed on July 1, 2013.
$20.9
$22.7
$24.4
$26.3
(2)
5-Year Regulatory Asset Base(1) CAGR: 6.7%
$27.6
Projected Regulated Rate Base Growth
$29.0

© PPL Corporation 2014

Enhancing Value Through Active Hedging
Note: As of April 14, 2014
 Includes PPL Montana's hydroelectric facilities through the 3rd quarter of 2014. On September 26, 2013, PPL Montana, LLC reached an agreement to sell all 11 of its hydroelectric power plants. The sale is subject to regulatory approvals and currently is not expected to close before the second half of 2014.
(1)  Represents expected sales of Supply segment based on current business plan assumptions.
(2)  The 2015 ranges of average energy prices for existing hedges were estimated by determining the impact on the existing collars resulting from 2015 power prices at the 5th and 95th percentile confidence levels.
Capacity revenues are expected to be $560 and $505 million for 2014 and 2015 respectively.
Enhancing Value Through Active Hedging   2014 2015 Baseload Expected Generation(1) (Million MWhs) 51.3 45.1 East 44.2 40.8 West 7.1 4.3 Current Hedges (% ) 97-99% 69-71% East 97-99% 68-70% West 95-97% 73-75% Average Hedged Price (Energy Only) ($/MWh) (2) East $39- 41 $39- 40 West $38- 40 $42- 43 Current Coal Hedges (%) 96% 63% East 95% 52% West 100% 92% Average Consumed Coal Price (Delivered $/Ton) East $76- 78 $71- 76 West $26- 30 $26- 32 Intermediate/Peaking Expected Generation(1) (Million MWhs) 9.1 8.5 Current Hedges (%) 33% 10%

© PPL Corporation 2014

Competitive Generation Overview
Note: Includes owned and contracted generation. As of March 31, 2014
(1) Other includes PPAs, renewables and NUGS.
(1)

© PPL Corporation 2014

(1)	24-hour average.
(2)	NYMEX and TETCO M3 forward gas prices on 3/31/2014.
(3)	Market Heat Rate = PJM on-peak power price divided by TETCO M3 gas price.
Market Prices
Market Prices   ELECTRIC AT C(1) NYMEX GAS(2) Mid Columbia On-Peak Off-Peak AT C(1) PJM On-Peak Off-Peak (Per MWD) EQA HEAT RATE(3) TETCO M3 PJM MARKET CAPACITY PRICES Balance of 2014 $53 $34 $43 $39 $25 $33 $4.46 $4.01 13.1 $173.85 88% 2015 $49 $33 $41 $38 $28 $33 $4.20 $4.25 11.6 $154.56 89%

© PPL Corporation 2014

Free Cash Flow before
Dividends
(Millions of Dollars)
Reconciliation of Cash from
Operations to Free Cash Flow
before Dividends
(Millions of dollars)
Free Cash Flow before Dividends
Note: Free Cash Flow forecast updated on an annual basis.
(1) 2014E reflects anticipated proceeds from pending sale of Montana hydro facilities, which is not expected to close before the second half of 2014.
(1)
Free Cash Flow before Dividends   $2,000 Free Cash Flow before Dividends (Millions of Dollars) Reconciliation of Cash from Operations to Free Cash Flow before Dividends (Millions of dollars) ($1,000) ($500) $0 $500 $1,000 $1,500 ($412) $144 Cash from Operations Increase (Decrease) in cash due to: Capital Expenditures Sale of Assets Other Investing Activities - Net Free Cash Flow before Dividends (1) 2012A 2013A 2,764 $ 2,857 $ (3,176) (4,307) (412) $ $ (1,450) 2014E 3,161 $ (4,032) 895 120 144$ ($2,000) ($1,500) 2012A ($1,450) 2013A 2014E

© PPL Corporation 2014

Note: As of March 31, 2014
(1) Includes $300 million of REset Put Securities due 2035 that are required to be put by the holders in October 2015 either for (a) purchase and remarketing by a remarketing dealer or (b) repurchase by PPL Energy Supply.
Debt Maturities
Debt Maturities   2014 2015 2016 2017 2018 PPL Capital Funding $0 $0 $0 $0 $250 LG& E and KU Energy ( Holding Co LKE) 0 400 0 0 0 Louisville Gas & Electric 0 250 0 0 0 Kentucky Utilities 0 250 0 0 0 PPL Electric Utilities 0 100 0 0 0 PPL Energy Supply 303 304 (1) 354 4 403 WPD 0 0 460 100 0  Total $303 $1,304 $814 $104 $653

© PPL Corporation 2014

Liquidity Profile
Note: As of March 31, 2014
• Credit facilities consist of a diverse bank group, with no bank and its affiliates providing an aggregate commitment of more than 10% of the total committed capacity for the domestic facilities and 13% of the total committed capacity for WPD’s facilities.
Liquidity Profile   Institution Facility Expiration Date Total Capacity (Millions) Letters of Credit & Commercial Paper Issued (Millions) Drawn (Millions) Unused Capacity (Millions) PPL Capital Funding Syndicated Credit Facility Bilateral Credit Facility Nov-2018 Mar-2015 $300 150 $450 $0 0 $0 $185 0 $185 $115 150 $265 PPL Energy Supply Syndicated Credit Facility Letter of Credit Facility Uncommitted Credit Facilities Nov-2017 Mar-2015 $3,000 150 175 $3,325 $730 91 77 $898 $350 0 0 $350 $1,920 59 98 $2,077 PPL Electric Utilities Syndicated Credit Facility Oct-2017 $300 $ 61 $ 0 $239 LG&E and KU Energy (LKE) Syndicated Credit Facility Oct-2018 $75 $0 $ 75 $ 0 Louisville Gas & Electric Syndicated Credit Facility Nov-2017 $500 $ 15 $ 0 $485 Kentucky Utilities Syndicated Credit Facility Letter of Credit Facility Nov-2017 May-2016 $400 198 $598 $110 198 $308 $0 0 $0 $290 0 $290 WPD PPL WW Syndicated Credit Facility WPD (South West) Syndicated Credit Facility WPD (East Midlands) Syndicated Credit Facility WPD (West Midlands) Syndicated Credit Facility Uncommitted Credit Facilities Dec-2016 Jan-2017 Apr-2016 Apr-2016 £210 245 300 300 88 £1,143 £0 0 0 0 5 £5 £99 0 0 0 0 £99 £111 245 300 300 83 £1,039

© PPL Corporation 2014

Reconciliation of First Quarter Earnings from
Ongoing Operations to Reported Earnings
Reconciliation of First Quarter Earnings from Ongoing Operations to Reported Earnings (After-Tax) (Unaudited)  1st Quarter 2014 (millions of dollars)  U. K. Kentucky Pennsylvania Corporate Regulated Regulated Regulated Supply and Other Total Earnings from Ongoing Operations $ 264 $ 107 $ 85 $ 74 $ (7) $ 523 Special Items: Adjusted energy-related economic activity, net (139) (139) Foreign currency-related economic hedges (6) (6) Kerr Dam Project impairment (10) (10) Other:  Change in WPD line loss accrual (52) (52) Total Special Items (58) (149) (207) Reported Earnings $ 206 $ 107 $ 85 $ (75) $ (7) $ 316  (per share - diluted) (a)  U. K. Kentucky Pennsylvania Corporate Regulated Regulated Regulated Supply and Other Total Earnings from Ongoing Operations $ 0.41 $ 0.16 $ 0.13 $ 0.11 $ (0.01) $ 0.80 Special Items: Adjusted energy-related economic activity, net (0.20) (0.20) Foreign currency-related economic hedges (0.01) (0.01) Kerr Dam Project impairment (0.02) (0.02) Other:  Change in WPD line loss accrual (0.08) (0.08) Total Special Items (0.09) (0.22) (0.31) Reported Earnings $ 0.32 $ 0.16 $ 0.13 $ (0.11) $ (0.01) $ 0.49  (a) The "If- Converted Method" has been applied to PPL's 2011 Equity Units resulting in $9 million of interest charges (after-tax) being added back to earnings and approximately 32 million shares of PPL Common Stock being treated as outstanding. Both adjustments are only for purposes of calculating diluted earnings per share.

© PPL Corporation 2014

Reconciliation of First Quarter Earnings from
Ongoing Operations to Reported Earnings
Reconciliation of First Quarter Earnings from Ongoing Operations to Reported Earnings   (After-Tax) (Unaudited) 1st Quarter 2013 (millions of dollars) U. K. Kentucky Pennsylvania Corporate Regulated Regulated Regulated Supply and Other Total Earnings from Ongoing Operations Special Items: $ 238 $ 84 $ 64 $ 71 $ (3) $ 454 Adjusted energy-related economic activity, net (117) (117) Foreign currency-related economic hedges Acquisition-related adjustments: 78 78 WPD Midlands Separation benefits Other acquisition-related adjustments Other: (1) (2) (1) (2) EEI adjustments 1 1 Total Special Items 75 1 (117) (41) Reported Earnings $ 313 $ 85 $ 64 $ (46) $ (3) $ 413 (per share - diluted) (a) U. K. Kentucky Pennsylvania Corporate Regulated Regulated Regulated Supply and Other Total Earnings from Ongoing Operations Special Items: $ 0.37 $ 0.14 $ 0.10 $ 0.11 $ (0.01) $ 0.71 Adjusted energy-related economic activity, net (0.18) (0.18) Foreign currency-related economic hedges 0.12 0.12 Total Special Items 0.12 (0.18) (0.06) Reported Earnings $ 0.49 $ 0.14 $ 0.10 $ (0.07) $ (0.01) $ 0.65  (a) The "If-Converted Method" has been applied to PPL's Equity Units prior to settlement, resulting in $ 15 million of interest charges (after-tax) being added back to earnings and approximately 72 million shares of PPL Common Stock being treated as outstanding. Both adjustments are only for purposes of calculating diluted earnings per share.

© PPL Corporation 2014

Reconciliation of PPL’s Forecast of Earnings from
Ongoing Operations to Reported Earnings
Reconciliation of PPL’s Forecast of Earnings from Ongoing Operations to Reported Earnings   (After-Tax) (Unaudited) U.K. Regulated Earnings from Ongoing Operations $ 1.34 Special Items: Adjusted energy-related economic activity, net Foreign currency-related economic hedges (0.01) Kerr Dam Project impairment Other: Change in WPD line loss accrual (0.08) Total Special Items (0.09) Reported Earnings $ 1.25  Kentucky Regulated $ 0.45  $ 0.45  Forecast (per share - diluted)  2014 Midpoint  $ 0.39 Regulated Pennsylvania $ 0.11 Supply $ (0.06) and Other Corporate $ Total 2.23 $ 2.30 2014 High $ 2.15 2014 Low (0.20) (0.02) (0.20) (0.01) (0.02) (0.20) (0.01) (0.02) (0.20) (0.01) (0.02) $ 0.39 $ (0.22) (0.11) $ (0.06) $ (0.08) (0.31) 1.92 $ (0.08) (0.31) 1.99 $ (0.08) (0.31) 1.84

© PPL Corporation 2014

Reconciliation of PPL’s Earnings from
Ongoing Operations to Reported Earnings
Reconciliation of PPL’s Earnings from Ongoing Operations to Reported Earnings  (After- T ax) (Unau dited) Year-to-Date December 31, 2013 (per share - diluted) (a) U. K. Kentucky Pennsylvania Corporate Regulated Regulated Regulated Supply and Other Total Earnings from Ongoing Operations $ 1.32 $ 0.48 $ 0.31 $ 0.39 $ (0.05) $ 2.45 Special Items: Adjusted energy-related economic activity, net (0.11) (0.11) Foreign currency-related economic hedges (0.03) (0.03) Corette asset impairment (0.06) (0.06) WPD Midlands acquisition-related adjustments: Separation benefits (0.01) (0.01) Other acquisition-related adjustments 0.01 0.01 Other: Change in tax accounting method related to repairs (0.01) (0.01) Windfall tax litigation 0.06 0.06 Change in WPD line loss accrual (0.05) (0.05) Change in U.K. tax rate 0.13 0.13 Loss on Colstrip lease termination to facilitate the sale of Montana hydro assets (0.62) (0.62) Total Special Items 0.11 (0.80) (0.69) Reported Earnings $ 1.43 $ 0.48 $ 0.31 $ (0.41) $ (0.05) $ 1.76 Year-to-Date December 31, 2012 (per share - diluted) U.K. Kentucky Pennsylvania Regulated Regulated Regulated Supply Total Earnings from Ongoing Operations $ 1.19 $ 0.33 $ 0.22 $ 0.68 $ 2.42 Special Items: Adjusted energy-related economic activity, net 0.07 0.07 Foreign currency-related economic hedges (0.06) (0.06) Impairments: Other asset impairments (0.03) (0.03) Acquisition-related adjustments: WPD Midlands Separation benefits (0.02) (0.02) LKE Net operating loss carryforward and other tax-related adjustments 0.01 0.01 Other: LKE discontinued operations (0.01) (0.01) Change in U.K. tax rate 0.13 0.13 Counterparty bankruptcy (0.01) (0.01) Coal contract modification payments (0.03) (0.03) Change in WPD line loss accrual 0.13 0.13 Total Special Items 0.18 (0.03) 0.03 0.18 Reported Earnings $ 1.37 $ 0.30 $ 0.22 $ 0.71 $ 2.60  (a) The "If-Converted Method" was applied to PPL's Equity Units beginning in the first quarter of 2013, resulting in $44 million of interest charges (after-tax) being added back to earnings for the twelve months ended December 31, 2013, and approximately 53 million shares of PPL Common Stock being treated as outstanding. Both adjustments are only for purposes of calculating diluted earnings per share.

© PPL Corporation 2014

Reconciliation of PPL’s Earnings from
Ongoing Operations to Reported Earnings
Reconciliation of PPL’s Earnings from Ongoing Operations to Reported Earnings  (After- Tax) (Unaudited)  Year-to-Date December 31, 2011 (per share - diluted)  U.K. Kentucky Pennsylvania Regulated (a) Regulated Regulated Supply Total Earnings from Ongoing Operations $ 0.87 $ 0.40 $ 0.31 $ 1.15 $ 2.73 Special Items: Adjusted energy-related economic activity, net 0.12 0.12 Foreign currency-related economic hedges 0.01 0.01 Impairments:  Renewable energy credits (0.01) (0.01)  Acquisition-related adjustments WPD Midlands 2011 Bridge Facility costs (0.05) (0.05) Foreign currency loss on 2011 Bridge Facility (0.07) (0.07) Net hedge gains 0.07 0.07 Hedge ineffectiveness (0.02) (0.02)  U.K. stamp duty tax (0.04) (0.04) Separation benefits (0.13) (0.13) Other acquisition-related adjustments (0.10) (0.10) Other: Montana hydroelectric litigation 0.08 0.08 Litigation settlement-spent nuclear fuel storage 0.06 0.06 Change in U.K. tax rate 0.12 0.12 Windfall tax litigation (0.07) (0.07) Counterparty bankruptcy (0.01) (0.01) Wholesale supply cost reimbursement 0.01 0.01  Total Special Items (0.28) 0.25 (0.03) Reported Earnings $ 0.59 $ 0.40 $ 0.31 $ 1.40 $ 2.70  Year-to-Date December 31, 2010 (per share - diluted)  U. K. Kentucky Pennsylvania Regulated Regulated (b) Regulated Supply Other (c) Total Earnings from Ongoing Operations $ 0.53 $ 0.06 $ 0.27 $ 2.27 $ 3.13 Special Items: Adjusted energy-related economic activity, net (0.27) (0.27) Sales of assets:  Maine hydroelectric generation business 0.03 0.03 Impairments: Emission allowances (0.02) (0.02)  Acquisition-related adjustments: LKE Monetization of certain full-requirement sales contracts (0.29) (0.29) Sale of certain non-core generation facilities (0.14) (0.14) Discontinued cash flow hedges and ineffectiveness (0.06) (0.06) Reduction of credit facility (0.01) (0.01) 2010 Bridge Facility costs $ (0.12) (0.12) Other acquisition-related adjustments (0.05) (0.05)  Other: Montana hydroelectric litigation (0.08) (0.08) Change in U.K. tax rate 0.04 0.04 Windfall tax litigation 0.03 0.03 Health care reform - tax impact (0.02) (0.02)  Total Special Items 0.07 (0.86) (0.17) (0.96) Reported Earnings $ 0.60 $ 0.06 $ 0.27 $ 1.41 $ (0.17) $ 2.17  (a) WPD Midlands' results are consolidated on a one-month lag, and include eight months of results in 2011, as the date of acquisition was April 1, 2011. (b) Includes two months of results in 2010, as the acquisition date of LKE was November 1, 2010. (c) Includes certain costs incurred prior to the November 1, 2010 acquisition of LKE.

© PPL Corporation 2014

Gross Margins Summary
Gross Margins Summary   ( Millions of Dollar s ) 2014 Three Months Ended March 31, 2013 Change Per Share Diluted (after-tax) KY Gross Margins $ 508 $ 458 $ 50 $ 0.05 Distribution Transmission Total PA Gross Delivery Margins $ $ 249 73 322 $ 224 53 $ 277 $ 25 20 $ 45 $ 0.02 0.02 $ 0.04 Eastern U.S. Western U.S. Unregulated Gross Energy Margins Total $ $ 435 49 484 $ 420 57 $ 477 $ $ 15 (8) 7 $ 0.02 (0.01) $ 0.01

© PPL Corporation 2014

Reconciliation of First Quarter
Margins to Operating Income
Reconciliation of First Quarter Margins to Operating Income   Three Months Ended March 31, 2014 Three Months Ended March 31, 2013 (Millions of Dollars) Unregulated Unregulated Kentucky PA Gross Gross Kentucky PA Gross Gross Gross Delivery Energy Operating Gross Delivery Energy Operating Margins Margins Margins Other Income Margins Margins Margins Other Income Operating Revenues Utility $ 934 $ 592 $ 636 $ 2,162 $ 800 $ 513 $ 637 $ 1,950 PLR intersegment utility revenue (expense) (27) $ 27 (14) $ 14 Unregulated wholesale energy (637) (792) (1,429) 966 (823) 143 Unregulated retail energy 378 (29) 349 246 (9) 237 Energy-related businesses 141 141 127 127 Total Operating Revenues 934 565 (232) (44) 1,223 800 499 1,226 (68) 2,457 Operating Expenses Fuel 277 481 758 231 297 1 529 Energy purchases 124 189 (1,219) (588) (1,494) 86 172 437 (638) 57 Other operation and maintenance 23 25 7 642 697 25 22 5 624 676 Depreciation 2 303 305 284 284 Taxes, other than income 29 13 62 104 28 8 60 96 Energy-related businesses 2 136 138 2 120 122 Total Operating Expenses 426 243 (716) 555 508 342 222 749 451 1,764 Total $ 508 $ 322 $ 484 $ (599) $ 715 $ 458 $ 277 $ 477 $ (519) $ 693

© PPL Corporation 2014

Statements contained in this presentation, including statements with respect to future earnings, cash flows, financing, regulation and corporate strategy are "forward-looking statements" within the meaning of the federal securities laws. Although PPL Corporation believes that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements are subject to a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements.
The following are among the important factors that could cause actual results to differ materially from the forward-looking statements:
market demand and prices for energy, capacity and fuel; weather conditions affecting customer energy usage and operating costs;
competition in power markets; the effect of any business or industry restructuring; the profitability and liquidity of PPL Corporation and its subsidiaries; new accounting requirements or new interpretations or applications of existing requirements; operating performance of generating plants and other facilities; the length of scheduled and unscheduled outages at our generating plants; environmental conditions and requirements and the related costs of compliance, including environmental capital expenditures and emission allowance and other expenses; system conditions and operating costs; development of new projects, markets and technologies; performance of new ventures; asset or business acquisitions and dispositions; any impact of hurricanes or other severe weather on our business, including any impact on fuel prices; receipt of necessary government permits, approvals, rate relief and regulatory cost recovery;
capital market conditions and decisions regarding capital structure; the impact of state, federal or foreign investigations applicable to
PPL Corporation and its subsidiaries; the outcome of litigation against PPL Corporation and its subsidiaries; stock price performance;
the market prices of equity securities and the impact on pension income and resultant cash funding requirements for defined benefit pension plans; the securities and credit ratings of PPL Corporation and its subsidiaries; political, regulatory or economic conditions in states, regions or countries where PPL Corporation or its subsidiaries conduct business, including any potential effects of threatened or actual terrorism or war or other hostilities; foreign exchange rates; new state, federal or foreign legislation, including new tax legislation;
and the commitments and liabilities of PPL Corporation and its subsidiaries. Any such forward-looking statements should be considered in light of such important factors and in conjunction with PPL Corporation's Form 10-K and other reports on file with the
Securities and Exchange Commission.
Forward-Looking Information Statement

© PPL Corporation 2014

Definitions of Non-GAAP Financial Measures
"Earnings from ongoing operations," also referred to as "ongoing earnings," should not be considered as an alternative to reported earnings, or net income attributable to PPL shareowners, which is an indicator of operating performance determined in accordance with U.S. generally accepted accounting principles (GAAP). PPL believes that "earnings from ongoing operations," although a non-GAAP financial measure, is also useful and meaningful to investors because it provides management's view of PPL's fundamental earnings performance as another criterion in making investment decisions. PPL's management also uses "earnings from ongoing operations" in measuring certain corporate performance goals. Other companies may use different measures to present financial performance.
"Earnings from ongoing operations" is adjusted for the impact of special items. Special items include:
• Adjusted energy-related economic activity (as discussed below).
• Unrealized gains or losses on foreign currency-related economic hedges.
• Gains and losses on sales of assets not in the ordinary course of business.
• Impairment charges (including impairments of securities in the company's nuclear decommissioning trust funds).
• Workforce reduction and other restructuring effects.
• Acquisition-related adjustments.
• Other charges or credits that are, in management's view, not reflective of the company's ongoing operations.
Adjusted energy-related economic activity includes the changes in fair value of positions used to economically hedge a portion of the economic value of the competitive generation assets, full-requirement sales contracts and retail activities. This economic value is subject to changes in fair value due to market price volatility of the input and output commodities (e.g., fuel and power) prior to the delivery period that was hedged.
Adjusted energy-related economic activity also includes the ineffective portion of qualifying cash flow hedges, the monetization of certain full-
requirement sales contracts and premium amortization associated with options. This economic activity is deferred, with the exception of the full-
requirement sales contracts that were monetized, and included in earnings from ongoing operations over the delivery period of the item that was hedged or upon realization. Management believes that adjusting for such amounts provides a better matching of earnings from ongoing operations to the actual amounts settled for PPL's underlying hedged assets. Please refer to the Notes to the Consolidated Financial Statements and MD&A in PPL Corporation's periodic filings with the Securities and Exchange Commission for additional information on adjusted energy-
related economic activity.
Free cash flow before dividends is derived by deducting capital expenditures, proceeds from the sale of certain assets and other investing activities-net, from cash flow from operations. Free cash flow before dividends should not be considered as an alternative to cash flow from operations, which is determined in accordance with GAAP. PPL believes that free cash flow before dividends, although a non-GAAP measure, is an important measure to both management and investors, as it is an indicator of the company's ability to sustain operations and growth without additional outside financing beyond the requirement to fund maturing debt obligations. Other companies may calculate free cash flow before dividends in a different manner.

© PPL Corporation 2014

Definitions of Non-GAAP Financial Measures
PPL utilizes the following non-GAAP financial measures as indicators of performance for its businesses. These measures are not intended to replace "Operating
Income," which is determined in accordance with GAAP, as an indicator of overall operating performance. Other companies may use different measures to analyze and report their results of their operations. Management believes these measures provide additional useful criteria to make investment decisions.
These performance measures are used, in conjunction with other information, by senior management and PPL's Board of Directors to manage the operations, analyze actual results compared with budget and, in certain cases, to measure certain corporate financial goals used to determine variable compensation.
"Kentucky Gross Margins" is a single financial performance measure of the Kentucky Regulated segment's, LKE's, LG&E's and KU's electricity generation, transmission and distribution operations as well as LKE's and LG&E's distribution and sale of natural gas. In calculating this measure, fuel, energy purchases and certain variable costs of production (recorded as "Other operation and maintenance" on the Statements of Income) are deducted from revenues. In addition, certain other expenses, recorded as "Other operation and maintenance" and "Depreciation" on the Statements of Income, associated with approved cost recovery mechanisms are offset against the recovery of those expenses, which are included in revenues. These mechanisms allow for direct recovery of these expenses and, in some cases, returns on capital investments and performance incentives. As a result, this measure represents the net revenues from the electricity and gas operations.
"Pennsylvania Gross Delivery Margins" is a single financial performance measure of the Pennsylvania Regulated segment's and PPL Electric's electricity delivery operations, which includes transmission and distribution activities. In calculating this measure, utility revenues and expenses associated with approved recovery mechanisms, including energy provided as a PLR, are offset with minimal impact on earnings. Costs associated with these mechanisms are recorded in "Energy purchases," "Other operation and maintenance," which is primarily Act 129 costs, and "Taxes, other than income," which is primarily gross receipts tax. This performance measure includes PLR energy purchases by PPL Electric from PPL EnergyPlus, which are reflected in "PLR intersegment utility revenue
(expense)." As a result, this measure represents the net revenues from the Pennsylvania Regulated segment's and PPL Electric's electricity delivery operations.
"Unregulated Gross Energy Margins" is a single financial performance measure of the Supply segment's and PPL Energy Supply's competitive energy activities, which are managed on a geographic basis. In calculating this measure, energy revenues, including operating revenues associated with certain businesses classified as discontinued operations, are offset by the cost of fuel, energy purchases, certain other operation and maintenance expenses, primarily ancillary charges, gross receipts tax, recorded in "Taxes, other than income," and operating expenses associated with certain businesses classified as discontinued
operations. This performance measure is relevant due to the volatility in the individual revenue and expense lines on the Statements of Income that comprise
"Unregulated Gross Energy Margins." This volatility stems from a number of factors, including the required netting of certain transactions with ISOs and significant fluctuations in unrealized gains and losses. Such factors could result in gains or losses being recorded in either "Unregulated wholesale energy",
"Unregulated retail energy" or "Energy purchases" on the Statements of Income. This performance measure includes PLR revenues from energy sales to PPL
Electric by PPL EnergyPlus, which are reflected in "PLR intersegment utility revenue (expense)." "Unregulated Gross Energy Margins" excludes adjusted energy-related economic activity, which includes the changes in fair value of positions used to economically hedge a portion of the economic value of the competitive generation assets, full-requirement sales contracts and retail activities. This economic value is subject to changes in fair value due to market price volatility of the input and output commodities (e.g., fuel and power) prior to the delivery period that was hedged. Adjusted energy-related economic activity includes the ineffective portion of qualifying cash flow hedges, the monetization of certain full-requirement sales contracts and premium amortization associated with options. This economic activity is deferred, with the exception of the full-requirement sales contracts that were monetized, and included in "Unregulated
Gross Energy Margins" over the delivery period that was hedged or upon realization.